UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2009

Pacific Capital Bancorp
(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Anacapa Street, Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 29, 2009, Pacific Capital Bancorp (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The Company will include detailed financial statements and additional analyses for the fourth quarter and full year ended December 31, 2008, as part of its Annual Report on Form 10-K.

Item 8.01     Other Events.

In the press release referred in Item 2.02 above and attached hereto as Exhibit 99.1, the Company also announced a quarterly common stock dividend of $0.11 per share, payable March 31, 2009, to shareholders of record as of March 16, 2009.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description
	99.1	Press release dated January 29, 2009

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date:	January 29, 2009	/s/ Stephen V. Masterson
Stephen V. Masterson
Executive Vice President
and Chief Financial Officer